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                                                                   EXHIBIT 23.1


CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement
Nos. 33-86514, 333-04231 and 333-08561 on Form S-8 of Shiva Corporation of our report dated March 28, 1996 (June 16, 1996 as to Note 8) relating to the financial statements of AirSoft, Inc., appearing in Amendment No. 2 to the Current Report in Form 8-K/A of Shiva Corporation dated August 13, 1996.



/s/ DELOITTE & TOUCHE LLP

San Jose, California
August 9, 1996